Exhibit 10.1

FIRST AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT

This FIRST AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT (this “First Amendment”) is dated as of December 4, 2023 and is made in reference to that certain Securities Purchase Agreement, dated as of August 1, 2022 (as may be amended, restated or otherwise modified from time to time, the “Purchase Agreement”), by and among Fennec Pharmaceuticals, Inc., a British Columbia corporation (the “Company”), the investors party thereto (the “Investors”), and Petrichor Opportunities Fund I LP, as collateral agent (collectively, the “Parties”).

RECITALS

WHEREAS, the Parties hereto previously entered into the Purchase Agreement, which provides for the issuance of secured convertible promissory notes, the forms of which are attached as Exhibits A-1, A-2, A-3 and A-4 thereto, and referred to herein as the “First Closing Notes,” the “Second Closing Notes,” the “Third Closing Notes,” and the “Fourth Closing Notes” respectively, and collectively referred to herein as the “Notes”; and

WHEREAS, the Parties desire to amend the Purchase Agreement as set forth herein.

NOW, THEREFORE, the Purchase Agreement is hereby amended as set forth below:

1.            Defined Terms. Capitalized terms used in this First Amendment without definition shall have the same meanings ascribed to such terms in the Purchase Agreement.

2.            Restatement of Annex A to the Purchase Agreement. Annex A (Schedule of Investors) to the Purchase Agreement is hereby amended and restated to read in its entirety as set forth on Annex A hereto.

3.            Restatement of Definitions in Section 1.1 of the Purchase Agreement. The definitions of each of the following defined terms set forth in Section 1.1 of the Purchase Agreement are hereby amended and restated to read in their entirety as follows:

“Applicable Third Closing Notes” means, with respect to each Exercising Third Closing Investor, Third Closing Notes in the principal amount set forth across from such Exercising Third Closing Investor’s name under the heading “Principal Amount of Third Closing Note” on the Schedule of Investors.

“Exercising Third Closing Investor” means each Third Closing Investor.

“Fourth Closing Deadline” means December 31, 2024.

“Third Closing Date” means December 4, 2023.

4.            Restatement of Section 2.1(c) of the Purchase Agreement. Section 2.1(c) of the Purchase Agreement is hereby amended and restated to read in its entirety as follows:

(c)	Third Closing.

(i)            The Company shall issue and sell to the Third Closing Investors, and the Third Closing Investors, severally and not jointly, shall purchase from the Company, $5,000,000 in aggregate principal amount of Third Closing Notes on the Third Closing Date in accordance with this Section 2.1(c).

(ii)            At the Third Closing, the Company shall issue and sell to each Exercising Third Closing Investor, and each Exercising Third Closing Investor shall, severally and not jointly, purchase from the Company, each such Exercising Third Closing Investor’s Applicable Third Closing Notes at a purchase price equal to the principal face amount thereof. The date and time of the Third Closing shall be 10:00 a.m. (New York time) on the Third Closing Date. The Third Closing shall take place at the offices of LaBarge Weinstein LLP, or at such other location as the parties determine. The Third Closing may take place by delivery of the items to be delivered at the Third Closing by facsimile or other electronic transmission.

5.            Restatement of Section 2.1(d)(i) of the Purchase Agreement. Section 2.1(d)(i) of the Purchase Agreement is hereby amended and restated to read in its entirety as follows:

(i)            Solely in the event that the Second Closing Trigger Event, the Initial Second Closing and the Third Closing shall have previously occurred, the Company shall have the right, but not the obligation, to request that the Fourth Closing Investors agree to purchase up to $15,000,000 in aggregate principal amount of Fourth Closing Notes prior to the Fourth Closing Deadline in accordance with this Section 2.1(d).

6.            Restatement of Section 2.1(d)(ii) of the Purchase Agreement. Section 2.1(d)(ii) of the Purchase Agreement is hereby amended and restated to read in its entirety as follows:

(ii)            In the event that the Company desires to request that the Fourth Closing Investors purchase the Fourth Closing Notes pursuant to this Section 2.1(d), the Company shall deliver each Fourth Closing Investor written notice of such request (a “Fourth Closing Request”) after the Initial Second Closing but on or prior to the date that is fifteen (15) Business Days prior to the Fourth Closing Deadline, which Fourth Closing Request shall (x) sets forth that the aggregate principal amount of such Fourth Closing Notes that the Company requests to sell to the Fourth Closing Investors at the Fourth Closing, which shall not exceed $15,000,000, (y) set forth the Company’s irrevocable offer to sell the Fourth Closing Notes specified in the Fourth Closing Request to the Fourth Closing Investors in accordance with this Section 2.1(d), and (z) specify the closing date for such sale of Fourth Closing Notes hereunder (the “Fourth Closing Date”), which Fourth Closing Date (A) shall not be earlier than the fifteenth (15th) Business Day following the delivery of the Fourth Closing Election Notice to the Company, and (B) shall not be later than the Fourth Closing Deadline.

7.            Amendment to Section 2.5. The introductory language to Section 2.5 of the Purchase Agreement is hereby amended and restated to read in its entirety as follows:

2.5            Third Closing Deliverables. At the Third Closing:

8.            Restatement of Section 5.4(a)(xi) of the Purchase Agreement. Section 5.4(a)(xi) of the Purchase Agreement is hereby amended and restated to read in its entirety as follows:

(xi)            [Reserved]

9.            Restatement of Preamble Paragraph of the Form of Third Closing Notes in Exhibit A-3. The preamble paragraph of Exhibit A-3 to the Purchase Agreement is hereby amended and restated to read in its entirety as follows:

FOR VALUE RECEIVED, Fennec Pharmaceuticals Inc., a British Columbia corporation (the “Company”), hereby promises to pay to Petrichor Opportunities Fund I LP or its registered assigns (the “Holder”) in cash the amount set out above as the Original Principal Amount (as (x) reduced pursuant to the terms hereof pursuant to redemption, conversion or otherwise, and (y) increased from time to time by the aggregate amount of PIK Interest that shall have been added to the outstanding principal amount of this Note pursuant to Section 2.2, the “Principal”) when due, whether upon the Maturity Date, acceleration, redemption or otherwise (in each case in accordance with the terms hereof), and to (i) pay paid-in-kind interest (“PIK Interest”) on any outstanding Principal at the PIK Interest Rate from the date set out above as the Issuance Date (the “Issuance Date”) until the earlier of (A) December 31, 2024, and (B) the date the same becomes due and payable, whether upon an Interest Date, the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof), and (ii) to pay cash interest (“Cash Interest”, and together with PIK Interest, collectively, “Interest”) on any outstanding Principal at the Cash Interest Rate from the Interest Toggle Date until the same becomes due and payable, whether upon an Interest Date, the Maturity Date, acceleration, conversion, redemption or otherwise (in each case in accordance with the terms hereof). This Senior Secured Convertible Note (including all Senior Secured Convertible Notes issued in exchange, transfer or replacement hereof, this “Note”) is one of a series of Senior Secured Convertible Notes issued pursuant to the Securities Purchase Agreement on the Issuance Date and referred to in the Securities Purchase Agreement as the Third Closing Notes (collectively, the “Notes” and such other Senior Secured Convertible Notes issued pursuant to the Securities Purchase Agreement on the Issuance Date and referred to in the Securities Purchase Agreement as the Third Closing Notes, the “Other Notes”). Certain capitalized terms used herein are defined in Section 32.

10.            Restatement of Section 2 of the Form of Third Closing Notes in Exhibit A-3. Section 2 of Exhibit A-3 to the Purchase Agreement is hereby amended and restated to read in its entirety as follows:

2.	Interest.

2.1            Cash Interest. Cash Interest on this Note shall commence accruing on Interest Toggle Date at the Cash Interest Rate and shall be computed on the basis of a 360- day year and the actual number of days elapsed per month and shall be payable in arrears for each Calendar Quarter on each Interest Date occurring after the Interest Toggle Date. Cash Interest shall be payable on each Interest Date, to the record holder of this Note on the applicable Interest Date, by wire transfer of immediately available funds pursuant to wire instructions provided by the Holder in writing to the Company. Prior to the payment of Cash Interest on an Interest Date, Cash Interest on this Note shall accrue at the Cash Interest Rate and be payable by way of inclusion of the Interest in the Conversion Amount in connection with any conversion of this Note under Section 3, on each Redemption Date and/or in connection with any required payment upon any Bankruptcy Event of Default.

2.2            PIK Interest. PIK Interest on this Note shall commence accruing on the Issuance Date at the PIK Interest Rate and shall be computed on the basis of a 360-day year and the actual number of days elapsed per month and shall be payable in arrears for each Calendar Quarter on the first (1st) Business Day of each Calendar Quarter after the Issuance Date (each, an “Interest Date”); provided, that (x) PIK Interest shall cease to accrue on this Note on December 31, 2024, and (y) from and after December 31, 2024, no further PIK Interest shall accrue on this Note (provided, that, any PIK Interest that shall have accrued on this Note on or prior to December 31, 2024 shall remain outstanding and be payable hereunder as set forth herein. Any accrued PIK Interest shall be payable in kind on each Interest Date, to the record holder of this Note on the applicable Interest Date, by capitalizing such PIK Interest and, effective as of such Interest Date, adding it to (and thereby increasing) the outstanding Principal of this Note. For the avoidance of doubt, effective as of, and from and after, any Interest Date, the outstanding Principal of this Note shall be increased by the amount of PIK Interest paid in kind on such Interest Date for all purposes of this Note (including, without limitation, for the purposes of the future accrual of Interest on the outstanding Principal of this Note and for the purposes of determining the Conversion Amount as of any date). Prior to the payment in kind of PIK Interest on an Interest Date, PIK Interest on this Note shall, until December 31, 2024, accrue at a PIK Interest Rate and be payable by way of inclusion of the Interest in the Conversion Amount in connection with any conversion of this Note under Section 3, on each Redemption Date and/or in connection with any required payment upon any Bankruptcy Event of Default.

11.            Restatement of Section 32.12 of the Form of Third Closing Notes in Exhibit A-3. Section 32.12 of Exhibit A-3 to the Purchase Agreement is hereby amended and restated to read in its entirety as follows:

32.12 “Cash Interest Rate” means, as of any date on or after the Interest Toggle Date, an annual rate per annum equal to the sum of (i) the greater of (x) the Prime Rate as of such date, and (y) 3.50%, plus (ii) 4.50%; provided, that, on any date when an Event of Default shall have occurred and be continuing, the “Cash Interest Rate” shall be the “Cash Interest Rate” determined in accordance with the foregoing plus 2.00%.

12.            Restatement of Section 32.65 of the Form of Third Closing Notes in Exhibit A-3. Section 32.65 of Exhibit A-3 to the Purchase Agreement is hereby amended and restated to read in its entirety as follows:

32.65            “Interest Date” has the meaning specified in Section 2.2.

13.            Amendment to Section 32 of the Purchase Agreement. Section 32 of the Purchase Agreement is hereby amended to insert a new Section 32.118 and new Section 32.119 therein to read in their entirety as follows:

32.118 “Interest Toggle Date” means January 1, 2025.

32.119 “PIK Interest Rate” means, as of any date on or prior to December 31, 2024, an annual rate per annum equal to the sum of (i) the greater of (x) the Prime Rate as of such date, and (y) 3.50%, plus (ii) 4.50%; provided, that, on any date when an Event of Default shall have occurred and be continuing, the “PIK Interest Rate” shall be the “PIK Interest Rate” determined in accordance with the foregoing plus 2.00%.

14.	Miscellaneous.

(a)            On and after the date hereof, each reference in the Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Purchase Agreement shall mean and be a reference to the Purchase Agreement as amended by this First Amendment. Except as expressly provided in this First Amendment, all other terms, conditions and provisions of the Purchase Agreement shall continue in full force and effect as provided therein.

(b)            This First Amendment may be executed in any number of counterparts and by Parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto have executed, acknowledged and delivered this First Amendment effective as of the day and year first above written.

COMPANY:

FENNEC PHARMACEUTICALS INC.

By:	/s/ Robert Andrade
Name:	Robert Andrade
Title:	Chief Financial Officer

INVESTORS:

PETRICHOR OPPORTUNITIES FUND I LP

By: Petrichor Opportunities Fund I GP, LLC

By:	/s/ Tadd Wessel
Name:	Tadd Wessel
Title:	Managing Member

PETRICHOR OPPORTUNITIES FUND I INTERMEDIATE LP

By: Petrichor Opportunities Fund I GP, LLC

By:	/s/ Tadd Wessel
Name:	Tadd Wessel
Title:	Managing Member

COLLATERAL AGENT:

PETRICHOR OPPORTUNITIES FUND I LP

By: Petrichor Opportunities Fund I GP, LLC

By:	/s/ Tadd Wessel
Name:	Tadd Wessel
Title:	Managing Member

First Amendment to Securities Purchase Agreement

ANNEX A

SCHEDULE OF INVESTORS

I.	FIRST CLOSING INVESTORS

Name and Address of Investor	Principal Amount of First Closing Note	Aggregate First Closing Purchase Price	First Commitment Fee Warrants	Second Commitment Fee Warrants
Petrichor Opportunities Fund I LP 885 Third Avenue Suite 2403 New York, NY 10022	$5,000,000	$5,000,000	55,498	55,498
TOTAL:	$5,000,000	$5,000,000	55,498	55,498

II.	SECOND CLOSING INVESTORS

Name and Address of Investor	Principal Amount of Second Closing Note	Aggregate Second Closing Purchase Price
Petrichor Opportunities Fund I LP 885 Third Avenue Suite 2403 New York, NY 10022	$20,000,000	$20,000,000
TOTAL:	$20,000,000	$20,000,000

III.	THIRD CLOSING INVESTORS

Name and Address of Investor	Principal Amount of Third Closing Note	Aggregate Third Closing Purchase Price
Petrichor Opportunities Fund I LP 885 Third Avenue Suite 2403 New York, NY 10022	$5,000,000	$5,000,000
TOTAL:	$5,000,000	$5,000,000

IV.	FOURTH CLOSING INVESTORS

Name and Address of Investor	Principal Amount of Fourth Closing Note	Aggregate Fourth Closing Purchase Price
Petrichor Opportunities Fund I LP 885 Third Avenue Suite 2403 New York, NY 10022	$15,000,000	$15,000,000
TOTAL:	$15,000,000	$15,000,000